Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND

Supplement dated December 2, 2009, to the Statement of Additional Information dated May 1, 2009, as previously supplemented on June 19, 2009, July 2, 2009, and August 12, 2009.

This supplement contains important information about the above referenced Fund.

Effective at the close of business on December 31, 2009, the fifth paragraph of the section “Additional Purchase and Redemption Information” on page 44 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Investors Eligible to Purchase the VT Small Cap Growth Fund. The VT Small Cap Growth Fund is closed to new investors. However, insurance companies that are parties to existing participation agreements as well as insurance companies that are parties to new participation agreements` entered into with Wells Fargo Funds Management in order to effect a merger will be allowed to continue to add new investors.